                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant

                          To Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)          February 13, 2001
                                                         (February 13, 2001)

     Protection One, Inc.               Protection One Alarm Monitoring, Inc.
  (Exact Name of Registrant                  (Exact Name of Registrant
   as Specified in Charter)                   as Specified in Charter)

          Delaware                                   Delaware
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)

          0-247802                                   33-73002-1
  (Commission File Number)                    (Commission File Number)

         93-1063818                                  93-1065479
      (I.R.S. Employer                            (I.R.S. Employer
     Identification No.)                         Identification No.)

     6011 Bristol Parkway                        6011 Bristol Parkway
  Culver City, California 90230               Culver City, California 90230
 (Address of Principal Executive             (Address of Principal Executive
  Offices, Including Zip Code)                Offices, Including Zip Code)

        (310) 342-6300                              (310) 342-6300
 (Registrant's Telephone Number,             (Registrant's Telephone Number,
     Including Area Code)                        Including Area Code)

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Item 5.   Other Events

          A copy of the script for an investor telephone conference regarding 2000 year end results held on February 13, 2001 is attached as Exhibit 99.1 hereto and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 99.1 - Script for investor telephone conference regarding 2000 year end results held on February 13, 2001 by Protection One, Inc.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Protection One, Inc.

Date: February 13, 2001                      By: /s/ Anthony D. Somma
     ------------------------                   --------------------------
                                                       Anthony D. Somma
                                                  Chief Financial Officer



                                        Protection One Alarm Monitoring, Inc.

Date: February 13, 2001                      By: /s/ Anthony D. Somma
     ------------------------                   --------------------------
                                                       Anthony D. Somma
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                          Description of Exhibit
99.1                                    Script for investor telephone conference
                                        regarding 2000 year end results held on
                                        February 13, 2001 by Protection One, Inc.